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                                                  Filed pursuant to Rule 497(d)
                                                            File no. 333-134752

        Supplement to the Prospectus/Proxy Statement dated July 6, 2006 in connection with the Acquisition of the
            Assets and Liabilities of Columbia Young Investor Fund
       by and in Exchange for Shares of Columbia Strategic Investor Fund

1. The section entitled "MANAGING THE FUND -- Portfolio Manager" in Appendix D is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

   Emil Gjester, a vice president of Columbia Management, is the lead manager for the Fund and has managed or co-managed the Fund since May, 2002. Mr. Gjester has been associated with Columbia Management or its predecessors since 1996.

   Jonas Patrikson, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Patrikson has been associated with Columbia Management or its predecessors since September, 2004. Prior to September, 2004, Mr. Patrikson was a senior analyst at Nordberg Capital, Inc. from 2000 to September, 2004.

   Dara White, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. White has been associated with Columbia Management since January, 2006. Prior to January, 2006, Mr. White was a portfolio manager and analyst with RCM Global Investors from February, 1998 to July, 2005.

   Michael T. Welter, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since July, 2006. Mr. Welter has been associated with Columbia Management or its predecessors since July, 2006. Mr. Welter previously served as a research analyst with Engemann Asset Management from September, 2000 to June, 2006.

   The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Fund.

 INT-47/112588-0806                                           August 10, 2006